EXHIBIT 99.1

[DELOITTE LOGO]	Deloitte & Touche LLP Suite 1900 701 “B” Street San Diego, CA 92101-8198 USA Tel: +1 619 232 6500 Fax: +1 619 237 1755 www.deloitte.com

April 1, 2004

Securities and Exchange Commission

Mail Stop 11-3

450 5th Street, N.W.

Washington, DC 20549

Dear Sirs/Madams:

We have read Item 4 of Maxwell Technologies, Inc.’s Form 8-K dated March 29, 2004, and we agree with the statements made therein.

Yours truly,

/s/    DELOITTE & TOUCHE LLP